Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 25,304.08
Total Transaction Valuation	183,230,087.81
Total Offset Amount	0.00
Net Fee	$ 25,304.08